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                          JOINDER AND RIGHTS AGREEMENT
                                     (LACEY)

          THIS JOINDER AND RIGHTS AGREEMENT (this "AGREEMENT") is made as of December 2, 1998, by and between CompleTel LLC, a Delaware limited liability company (the "COMPANY"), and David Lacey ("EXECUTIVE"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the LLC Agreement (as defined below).

          The holders of interests in the profits, losses, and distributions of the Company (the "MEMBERS") are parties to a limited liability company agreement, dated as of May 18, 1998, governing the affairs of the Company (as amended from time to time in accordance with its terms, the "LLC AGREEMENT"). In connection with the execution of the LLC Agreement, the Company and the Members entered into a securityholders agreement dated as of May 18, 1998 (as amended from time to time in accordance with its terms, the "SECURITYHOLDERS AGREEMENT"), a registration rights agreement dated as of May 18, 1998 (as amended from time to time in accordance with its terms, the "REGISTRATION AGREEMENT"), and a performance vesting agreement dated as of May 18, 1998 (as amended from time to time in accordance with its terms, the "PERFORMANCE VESTING AGREEMENT") (the LLC Agreement, the Securityholders Agreement, the Registration Agreement and the Performance Vesting Agreement, collectively the "Equity Agreements").

          The terms of the LLC Agreement contemplate that the Board of Managers of the Company may approve the issuance of the Company's Common Units to management and other key employees of the Company and its Subsidiaries ("Key Employees"), and that in connection with and as a condition to any such issuance the Key Employee issued such Common Units shall make a specified contribution to the capital of the Company, shall enter into an Executive Securities Agreement and become a party to the LLC Agreement, the Securityholders Agreement, the Registration Agreement, and the Performance Vesting Agreement, and shall take such other actions as shall be required by the Board of Managers.

          Pursuant thereto, Executive and the Company have entered into an Executive Securities Agreement of even date herewith (as amended from time to time according to its terms, the "EXECUTIVE AGREEMENT"), pursuant to which the Company issued to Executive 1000 Common Units having the rights, obligations, and preferences set forth with respect thereto in the LLC Agreement (the "PURCHASED UNITS") in exchange for Executive making an initial capital contribution to the Company in cash in the amount of $1,000.00. As required by the LLC Agreement, and in further consideration of and as a condition to the Company's agreement to enter into the Executive Agreement and issue the Purchased Units to Executive, the parties hereto desire that Executive become a party to the LLC Agreement, the Securityholders Agreement, the Registration Agreement, and the Performance Vesting Agreement as set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. ADDITION OF EXECUTIVE TO THE LLC AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, Executive shall as of the date hereof be a party to the LLC Agreement and shall for all purposes be considered a "MEMBER" and a holder of "COMMON UNITS" thereunder and shall be entitled to all the rights and benefits and subject to all the duties and

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obligations of a Member and a holder of Common Units thereunder, as fully as if
Executive were an original signatory thereto in such capacities.

          2. ADDITION OF EXECUTIVE TO THE SECURITYHOLDERS AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, Executive shall as of the date hereof be a party to the Securityholders Agreement and shall for all purposes be considered a "SECURITYHOLDER," a holder of "SECURITYHOLDER SECURITIES," a holder of "EXECUTIVE SECURITIES," and a holder of "MANAGEMENT EQUITY" thereunder, and shall be entitled to all the rights and benefits and subject to all the duties and obligations of a Securityholder and a holder of Securityholder Securities, Executive Securities, and Management Equity thereunder, as fully as if Executive were an original signatory thereto in such capacities.

          3. ADDITION OF EXECUTIVE TO THE REGISTRATION AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, Executive shall as of the date hereof be a party to the Registration Agreement and shall for all purposes be considered a holder of "REGISTRABLE SECURITIES" and a holder of "MANAGEMENT REGISTRABLE SECURITIES" thereunder and shall be entitled to all the rights and benefits and subject to all the duties and obligations of a holder of Registrable Securities and Management Registrable Securities thereunder, as fully as if Executive were an original signatory thereto in such capacities.

          4. ADDITION OF EXECUTIVE TO THE PERFORMANCE VESTING AGREEMENT. The parties hereto agree that, by and upon execution of this Agreement, Executive shall as of the date hereof be a party to the Performance Vesting Agreement and shall for all purposes be considered an Executive thereunder, and that for all purposes 300 of the Common Units purchased by Executive under the Executive Agreement shall be considered "MANAGEMENT SECURITIES" and "PLEDGED SECURITIES" (of which 100 shall be considered "CLIFF MANAGEMENT SECURITIES" and 200 shall be considered "SLOPE MANAGEMENT SECURITIES") thereunder (all as defined in the Performance Vesting Agreement), and Executive shall be entitled to all the rights and benefits and subject to all the duties and obligations of an Executive and a holder of Management Securities and Pledged Securities thereunder, as fully as if Executive were an original signatory thereto in such capacities.

          5.   RESTRICTIVE LEGENDS. In addition to the legends required by
Section 6 of the Securityholders Agreement and Section 8(b) of the Performance Vesting Agreement, each certificate or instrument (if any) evidencing the Purchased Units (or any Company securities issued in exchange for or otherwise in respect of such Purchased Units) shall, until such time as such securities are no longer subject to the provisions of the Securityholders Agreement or the Performance Vesting Agreement in accordance with the provisions thereof, be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE BECAME SUBJECT TO THE AFOREMENTIONED SECURITYHOLDERS AGREEMENT AND PERFORMANCE VESTING AGREEMENT PURSUANT TO A JOINDER AND RIGHTS AGREEMENT DATED AS OF DECEMBER 2, 1998, BY AND BETWEEN THE ISSUER AND THE INITIAL HOLDER OF SUCH SECURITIES. A COPY OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT


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     CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

          6. CONTINUING EFFECT. Pursuant to the express terms of the LLC Agreement, Securityholders Agreement, Registration Agreement, and Performance Vesting Agreement, this Agreement shall not constitute an amendment or waiver of any provision of the LLC Agreement, of any provision of the Securityholders Agreement, of any provision of the Registration Agreement, or of any provision of the Performance Vesting Agreement, all of which shall continue and remain in full force and effect in accordance with their terms.

          7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          8. CONSENT TO AMENDMENTS. The provisions of this Agreement may be amended, modified, or waived only with the prior written consent of the Company and Executive; PROVIDED that no such amendment, modification, waiver shall in any way be construed to constitute an amendment, modification, or waiver of the LLC Agreement, the Securityholders Agreement, the Registration Agreement, the Performance Vesting Agreement, or any other agreement (in each case, including without limitation with respect to Executive's being a party to such agreements and the rights and obligations of Executive as a party to such agreements), which agreements may only be amended, modified, or waived in accordance with the provisions thereof.

          9. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          10. CHOICE OF LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW STATUTES, RULES, PROVISIONS, OR DECISIONAL LAW (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW STATUTES, RULES, PROVISIONS, OR DECISIONAL LAW (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURIS DICTION), SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY AND OTHERWISE APPLY.

          11. JURISDICTION; SERVICE OF PROCESS. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY ACTIONS OR PROCEEDINGS, WHETHER AT LAW OR IN EQUITY, SEEKING TO ENFORCE OR TO ENJOIN THE


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ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE LLC AGREEMENT, THE
SECURITYHOLDERS AGREEMENT, THE REGISTRATION AGREEMENT, OR THE PERFORMANCE VESTING AGREEMENT, OR BASED ON ANY RIGHT ARISING OUT OF THIS AGREEMENT OR THE LLC AGREEMENT, THE SECURITYHOLDERS AGREEMENT, THE REGISTRATION AGREEMENT, OR THE PERFORMANCE VESTING AGREEMENT SHALL BE BROUGHT, TRIED AND LITIGATED AGAINST ANY OF THE PARTIES IN THE COURTS OF THE STATE OF COLORADO, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLORADO, AND EACH OF THE PARTIES HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY AND ALL POSSIBLE OBJECTIONS TO VENUE LAID THEREIN, INCLUDING WITHOUT LIMITATION FORUM NON CONVENIENS. PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD BY PREPAID FEDERAL EXPRESS, DHL OR OTHER INTERNATIONAL AIR COURIER TO THE EXECUTIVE AT THE LAST KNOWN ADDRESS PROVIDED TO THE COMPANY IN WRITING, TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 9(m) OF THE EXECUTIVE AGREEMENT OR SUCH OTHER ADDRESS PROVIDED TO EXECUTIVE IN WRITING, AND TO THE LAST KNOWN ADDRESS OF ALL OTHER ADDRESSEES.

          12. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Executive and their respective successors and assigns, whether so expressed or not.

          13. DESCRIPTIVE HEADINGS; INTERPRETATION; NO STRICT CONSTRUCTION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Except as otherwise expressly provided herein, reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          14. DELIVERY BY FACSIMILE. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or


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agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.


                                  *  *  *  *  *


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        COMPLETEL LLC


                                          /s/ James E. Dovey
                                        ----------------------------------------
                                        James E. Dovey, Chief Executive Officer


                                        EXECUTIVE


                                          /s/ David Lacey
                                        ----------------------------------------
                                          David Lacey


(Signature Page to Joinder and Rights Agreement)


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